Securities Act Registration No. 002-73468
                               Investment Company Act Registration No. 811-03235


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                            _________________________
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|


                         Pre-Effective Amendment No. [ ]
                       Post-Effective Amendment No. 26 |X|
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

                              Amendment No. 27 |X|
                        (Check appropriate box or boxes.)


                           FMI COMMON STOCK FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

  100 East Wisconsin Avenue, Suite 2200
          Milwaukee, Wisconsin                                53202
----------------------------------------                    ----------
(Address of Principal Executive Offices)                    (Zip Code)

                                 (414) 226-4555
              (Registrant's Telephone Number, including Area Code)


             Ted D. Kellner                                  Copy to:
  100 East Wisconsin Avenue, Suite 2200                  Richard L. Teigen
        Milwaukee, Wisconsin 53202                      Foley & Lardner LLP
 ---------------------------------------             777 East Wisconsin Avenue
 (Name and Address of Agent for Service)             Milwaukee, Wisconsin 53202



Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

     [ ]     immediately upon filing pursuant to paragraph (b)


     |X|     on January 31, 2006 pursuant to paragraph (b)


     [ ]     60 days after filing pursuant to paragraph (a)(1)


     [ ]     on (date) pursuant to paragraph (a)(1)


     [ ]     75 days after filing pursuant to paragraph (a)(2)

     [ ]     on (date) pursuant to paragraph (a)(2), of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              P R O S P E C T U S
                                JANUARY 31, 2006


                                      FMI
                                  Common Stock
                                   Fund, Inc.


                                   A NO-LOAD
                                  MUTUAL FUND



P R O S P E C T U S                                          JANUARY 31, 2006


                                      FMI
                            Common Stock Fund, Inc.


   FMI Common Stock Fund is a no-load mutual fund seeking long-term capital appreciation by investing in small- to mid-cap value stocks.


   Please read this Prospectus and keep it for future reference. It contains important information, including information on how FMI Common Stock Fund invests and the services it offers to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


   Questions Every Investor Should Ask Before
     Investing in the Fund                                                 1
   Fees and Expenses                                                       3
   Investment Objective and Strategies                                     3
   Disclosure of Portfolio Holdings                                        4
   Management of the Fund                                                  4
   The Fund's Share Price                                                  4
   Purchasing Shares                                                       5
   Redeeming Shares                                                        8
   Market Timing Procedures                                               10
   Exchanging Shares                                                      11
   Dividends, Distributions and Taxes                                     11
   Financial Highlights                                                   12



FMI Common Stock Fund, Inc.                                      (414) 226-4555
100 East Wisconsin Avenue, Suite 2200                          www.fmifunds.com
Milwaukee, Wisconsin  53202



                        QUESTIONS EVERY INVESTOR SHOULD
                            ASK BEFORE INVESTING IN
                                    THE FUND


1. WHAT IS THE FUND'S GOAL?

   FMI Common Stock Fund seeks long-term capital appreciation.

2. WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


   The Fund invests mainly in small- to mid-capitalization (i.e., less than $4 billion market capitalization) value stocks of companies listed or traded on a national securities exchange or on a national securities association. The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:


   o A strong, defendable market niche or products and services niche that is difficult to replicate

   o   A high degree of relative recurring revenue

   o   Modestly priced products or services

   o Attractive return-on-investment economics (i.e., where return on investment exceeds a company's cost of capital over a three to five year period)

   o   Above-average growth or improving profitability prospects


   The Fund considers valuation:


   o   On both an absolute and relative to the market basis

   o   Utilizing both historical and prospective analysis

   In reviewing companies, the Fund applies the characteristics identified above on a case by case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

   The Fund's adviser will generally sell a portfolio security when the adviser believes:

   o   The security has achieved its value potential

   o   Such sale is necessary for portfolio diversification

   o   Changing fundamentals signal a deteriorating value potential

   o   Other securities have a better performance potential

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

   Investors in the Fund may lose money. There are risks associated with the types of securities in which the Fund invests. These risks include:


   o STOCK MARKET RISK: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.


   o MEDIUM CAPITALIZATION COMPANIES RISK: The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.


   o SMALLER CAPITALIZATION COMPANIES RISK: Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization company stocks falls out of favor with investors and the stocks of smaller companies underperform.



   o VALUE INVESTING RISK: The Fund's portfolio managers may be wrong in their assessment of a company's value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time "value" investing falls out of favor with investors. During these periods, the Fund's relative performance may suffer.


   o MARKET TIMING RISK: Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares. The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund. In such event, the Fund's Board of Directors may reconsider its decision not to adopt policies and procedures.

   Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

4. HOW HAS THE FUND PERFORMED?

   The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to the performance of the Russell 2000 Index. Please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                             FMI COMMON STOCK FUND
                      (Total return for the calendar year)


                    1996                              17.12%
                    1997                              29.21%
                    1998                              -5.04%
                    1999                               6.50%
                    2000                              19.07%
                    2001                              18.64%
                    2002                              -5.75%
                    2003                              24.08%
                    2004                              18.79%
                    2005                               9.45%


Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 20.92% (quarter ended June 30, 1999) and the lowest total return for a quarter was -16.71% (quarter ended September 30, 1998).

   The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED                     ONE            5            10
DECEMBER 31, 2005)                         YEAR         YEARS         YEARS
------------------                         ----         -----         -----
FMI Common Stock Fund
  Return before taxes                     9.45%        12.52%        12.64%
  Return after taxes
    on distributions                      7.25%        11.06%        10.03%
  Return after taxes on
    distributions and sale
    of Fund shares                        8.20%        10.36%         9.69%
Russell 2000 Index(1)<F1>(2)<F2>          4.55%         8.22%         9.26%


(1)<F1>   Reflects no deduction for fees, expenses or taxes.
(2)<F2> The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.

                               FEES AND EXPENSES

   The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering price)                             No Sales Charge
Maximum Deferred
  Sales Charge (Load)                                       No Deferred
                                                            Sales Charge
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Distributions                               No Sales Charge
Redemption Fee                                              None(1)<F3>
Exchange Fee                                                None



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                             1.00%
Distribution and/or
  Service (12b-1) Fees                                      None
Other Expenses                                              0.21%
Total Annual Fund
  Operating Expenses                                        1.21%



(1)<F3>  Our transfer agent charges a fee of $15.00 for each wire redemption.


EXAMPLE

   This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


            1 YEAR        3 YEARS        5 YEARS        10 YEARS
            ------        -------        -------        --------
             $123           $384           $665          $1,466


                             INVESTMENT OBJECTIVE
                                AND STRATEGIES


   The Fund seeks long-term capital appreciation. Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.



   The Fund, in response to adverse market, economic, political or other conditions, may take temporary defensive positions. This means that the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.



   The Fund's portfolio managers are patient investors. The Fund does not attempt to achieve its investment objective by active and frequent trading of common stocks.


                       DISCLOSURE OF PORTFOLIO HOLDINGS

   The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund's policies and procedures respecting disclosure of its portfolio holdings.

                            MANAGEMENT OF THE FUND

   Fiduciary Management, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser's address is:

                           100 East Wisconsin Avenue,
                                   Suite 2200
                              Milwaukee, WI  53202


   The Adviser has been in business since 1980 and has been the Fund's only investment adviser. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. The Adviser makes the decisions as to which securities to buy and which securities to sell. The annual investment advisory fee the Fund pays the Adviser is equal to 1.00% of the Fund's average daily net assets.



   A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with the Adviser is available in the Fund's semi-annual report to shareholders for the most recent period ended March 31.



   Ted D. Kellner and Patrick J. English are primarily responsible for the day-to-day management of the Fund's portfolio and are the Fund's co-portfolio managers. As such, they are equally responsible for the day-to-day management of the Fund's portfolio. Mr. Kellner has been a portfolio manager since the Fund commenced operation on December 18, 1981 and Mr. English has been a portfolio manager since October 1, 1997. Mr. Kellner has been employed by the Adviser in various capacities since 1980 and Mr. English has been employed by the Adviser in various capacities since 1986. Their current positions with the Adviser are:


   Ted D. Kellner                       Chairman of the Board and
                                        Chief Executive Officer

   Patrick J. English                   President


   The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


                            THE FUND'S SHARE PRICE

   The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on most national holidays and on Good Friday. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds, which mature in 60 days or less, at their amortized cost. The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders and redemption orders that it receives in good order AFTER the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

   If market quotations are not readily available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

                               PURCHASING SHARES

ELIGIBLE PURCHASES

   EFFECTIVE APRIL 15, 2004 THE FUND CLOSED TO NEW INVESTORS. Except as indicated below, only investors of the Fund on April 15, 2004, whether owning shares of record or through a processing intermediary, are eligible to purchase shares of the Fund. Exceptions include:

   o Participants in an employee retirement plan for which the Fund is an eligible investment alternative and whose records are maintained by a processing intermediary having an agreement with the Fund in effect on April 15, 2004.

   o Clients of a financial adviser or planner who had client assets invested in the Fund on April 15, 2004.

   o Employees, officers and directors of the Fund or the Adviser and members of their immediate families (i.e. spouses, siblings, parents, children and grandchildren).

   o Firms having an existing business relationship with the Adviser, whose investment the officers of the Fund determine, in their sole discretion, would not adversely affect the Adviser's ability to manage the Fund effectively.

   The Fund may also allow new investments into the Fund in certain other circumstances. The Fund reserves the right, at any time, to re-open or modify the extent to which future sales of shares are limited.

HOW TO PURCHASE SHARES FROM THE FUND

   1.  Read this Prospectus carefully

   2. Determine how much you want to invest keeping in mind the following minimums*<F4>:

       A.  NEW ACCOUNTS
           o   All Accounts                           $1,000

       B.  EXISTING ACCOUNTS
           o   Dividend reinvestment              No Minimum
           o   Automatic Investment Plan                $ 50
           o   All other accounts                       $100

       *<F4>  Servicing Agents may impose different minimums.

   3. Complete the Purchase Application included in this Prospectus, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Fund has additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call 1-800-811-5311.


       In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Permanent addresses containing a P.O. Box will not be accepted. Please contact the transfer agent at 1-800-811-5311 if you need additional assistance when completing your Application.



       If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund reserves the right to close the account within 5 business days if clarifying information/documentation is not received.


   4. Make your check payable to "FMI Common Stock Fund, Inc." All checks must be drawn on U.S. banks. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. U.S. BANCORP FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE TRANSFER AGENT. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

   5.  Send the application and check to:

       BY FIRST CLASS MAIL

       FMI Common Stock Fund, Inc.
       c/o U.S. Bancorp Fund Services, LLC
       P.O. Box 701
       Milwaukee, WI  53201-0701

       BY OVERNIGHT DELIVERY
       SERVICE OR
       REGISTERED MAIL

       FMI Common Stock Fund, Inc.
       c/o U.S. Bancorp Fund Services, LLC
       615 East Michigan Street, 3rd Floor
       Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

   6.  You may purchase shares by wire transfer.


       Initial Investment by Wire - If you wish to open an account by wire, you must call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.



       Subsequent Investments by Wire - You must call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.


       YOU SHOULD WIRE FUNDS TO:

       U.S. Bank, N.A.
       777 East Wisconsin Avenue
       Milwaukee, WI  53202
       ABA #075000022

       CREDIT:
       U.S. Bancorp Fund Services, LLC
       Account #112-952-137

       FURTHER CREDIT:
       FMI Common Stock Fund, Inc.
       (shareholder registration)
       (shareholder account number)

   PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.


PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS


   Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

   The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:

   o Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirement.

   o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

   o Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

   o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

   o Be authorized to receive purchase orders on the Fund's behalf (and designate other Servicing Agents to accept purchase orders on the Fund's behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

   If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. Investors purchasing or redeeming through a servicing agent need to check with the servicing agent to determine whether the servicing agent has entered into an agreement with the Fund. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND


   The Fund may reject any Purchase Applications for any reason. The Fund will not accept purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund. Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.



   The Fund will not issue certificates evidencing shares purchased unless the investor makes a written request. The Fund will send investors a written confirmation for all purchases of shares whether or not evidenced by certificates.


   The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers the following retirement plans:

   o   Traditional IRA
   o   Roth IRA
   o   Coverdell Education Savings Account
   o   SEP-IRA
   o   Simple IRA
   o   401(k) Plan
   o   Defined Contribution Retirement Plan
   o   403(b)(7) Custodial Accounts

   Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-800-811-5311. The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

                               REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

   1.  Prepare a letter of instruction containing:

       o   account number(s)

       o   the amount of money or number of shares being redeemed

       o   the name(s) on the account

       o   daytime phone number

       o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-811-5311 if you have any questions.

   2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.


   3. If you hold physical certificates for your shares, they should be mailed to or deposited with U.S. Bancorp Fund Services, LLC and should be accompanied with a written request for redemption. The written request should contain a signature guarantee. Even though the back of the certificate contains a line for a signature and signature guarantee, please return the certificates unsigned.


   4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

       o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered.

       o The redemption proceeds are to be sent to an address other than the address of record.

       o As noted above, the redemption request involves physical certificates.

       o The redemption request is made within 30 days after an address change.


       o   When ownership on an account is changed.



       o   When adding bank information to an existing account.


       o   To change bank information on your account.

       o Any redemption transmitted by Federal wire transfer to a bank other than the bank of record.


   In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee in other circumstances based on the facts and circumstances relative to the particular situation.


A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

   5.  Send the letter of instruction and certificates, if any, to:

       BY FIRST CLASS MAIL

       FMI Common Stock Fund, Inc.
       c/o U.S. Bancorp Fund Services, LLC
       P.O. Box 701
       Milwaukee, WI  53201-0701

       BY OVERNIGHT DELIVERY
       SERVICE OR REGISTERED MAIL

       FMI Common Stock Fund, Inc.
       c/o U.S. Bancorp Fund Services, LLC
       615 East Michigan Street, 3rd Floor
       Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

   If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.


REDEMPTION PRICE


   The redemption price per share you receive for redemption requests is the next determined net asset value after:

   o U.S. Bancorp Fund Services, LLC receives your written request in good order with all required information and documents as necessary. Shareholders should contact U.S. Bancorp Fund Services, LLC for further information concerning documentation required for redemption of fund shares for certain account types.

   o If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.


PAYMENT OF REDEMPTION PROCEEDS



   o U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request with all required information.



   o If you request in the letter of instruction, U.S. Bancorp Fund Services, LLC will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer ("EFT") or wire. An EFT generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. U.S. Bancorp Fund Services, LLC currently charges $15 for each wire redemption but does not charge a fee for EFTs.



   o Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.


OTHER REDEMPTION CONSIDERATIONS

   When redeeming shares of the Fund, shareholders should consider the following:

   o   The redemption may result in a taxable gain.


   o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.


   o The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

   o If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

   o U.S. Bancorp Fund Services, LLC will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.

   o The Fund reserves the right to refuse a telephone redemption request (which may be made only through Servicing Agents) if it believes it is advisable to do so. Both the Fund and U.S. Bancorp Fund Services, LLC may modify or terminate its procedures for telephone redemptions at any time. Neither the Fund nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a Servicing Agent cannot contact U.S. Bancorp Fund Services, LLC by telephone, it should make a redemption request in writing in the manner described earlier.


   o If your account balance falls below $1,000 because you redeem or exchange shares, the Fund reserves the right to notify you to make additional investments within 60 days so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.


   o The Fund may pay redemption requests "in kind." This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption "in kind" may incur costs to dispose of such securities.

                           MARKET TIMING PROCEDURES

   Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Notwithstanding the foregoing, the Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.

   The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund. In such event, the Fund's Board of Directors may reconsider its decision not to adopt policies and procedures.

                               EXCHANGING SHARES

   Shares of the Fund may be exchanged for shares of:

   o   FMI Focus Fund
   o   FMI Large Cap Fund
   o   FMI Provident Trust Strategy Fund
   o   First American Prime Obligations Fund


at the relative net asset values. FMI Focus Fund, FMI Large Cap Fund and FMI Provident Trust Strategy Fund are other mutual funds advised by the Adviser. An affiliate of U.S. Bancorp Fund Services, LLC advises First American Prime Obligations Fund Class A. This is a money market mutual fund offered to respond to changes in your goals or market conditions. Neither U.S. Bancorp Fund Services, LLC nor First American Prime Obligations Fund is affiliated with the Fund or the Adviser. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.


HOW TO EXCHANGE SHARES

   1. Read this Prospectus (and the prospectus for the fund for which shares are to be exchanged) carefully.


   2. Determine the number of shares you want to exchange keeping in mind that exchanges to open a new account are subject to the appropriate investment minimums.


   3. Write to FMIFunds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.


   Call the transfer agent to obtain the necessary exchange authorization forms and any one of the following Prospectuses: (a) FMIFocus Fund, (b) FMILarge Cap Fund, (c) FMI Provident Trust Strategy Fund or (d) First American Prime Obligations Fund. This exchange privilege does not constitute an offering or recommendation on the part of the Fund or the Adviser of an investment in any of the foregoing mutual funds, or in the First American Prime Obligations Fund.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have four distribution options:

   o ALL REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

   o PARTIAL REINVESTMENT OPTION - Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

   o PARTIAL REINVESTMENT OPTION - Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

   o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

   You may make this election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-811-5311.

   If you elect to have dividends and/or capital gain distributions paid in cash, the Fund will automatically reinvest all distributions under $10 in additional Fund shares.

   If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Fund expects that its distributions generally will consist primarily of long-term capital gains.

                             FINANCIAL HIGHLIGHTS


   The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report which is available upon request.



                                                                        YEARS ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------
                                                     2005           2004           2003           2002           2001
                                                     ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year                  $24.08         $20.47         $17.38         $19.60         $18.77
Income from investment operations:
   Net investment (loss) income*<F5>                 (0.02)         (0.08)         (0.09)         (0.01)          0.00
   Net realized and unrealized
      gains on investments                            3.73           4.17           3.18           0.47**<F6>     1.90
                                                    ------         ------         ------         ------         ------
Total from investment operations                      3.71           4.09           3.09           0.46           1.90

Less distributions:
   Dividend from net investment income                  --             --             --             --             --
   Distributions from net realized gains             (1.21)         (0.48)            --          (2.68)         (1.07)
                                                    ------         ------         ------         ------         ------
Total from distributions                             (1.21)         (0.48)            --          (2.68)         (1.07)
                                                    ------         ------         ------         ------         ------
Net asset value, end of year                        $26.58         $24.08         $20.47         $17.38         $19.60
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------

TOTAL RETURN                                        16.11%         20.33%         17.78%          2.18%         10.99%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's $)            440,669        400,864        221,919         93,336         52,049
   Ratio of expenses to average net assets           1.21%          1.23%          1.25%          1.14%          1.23%
   Ratio of net investment (loss) income
     to average net assets                          (0.06%)        (0.33%)        (0.46%)        (0.03%)         0.00%
   Portfolio turnover rate                           34.2%          39.4%          34.0%          28.8%          46.8%



 *<F5> In 2005, 2004, 2003 and 2002, net investment loss per share is calculated using average shares outstanding.
**<F6> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.


                           Not part of the Prospectus

                                   FMI Funds
                                 PRIVACY POLICY

We collect the following nonpublic personal information about you:

    o Information we receive from you on or in applications or other forms, correspondence or conversations.

    o  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.


   To learn more about the FMICommon Stock Fund, you may want to read FMICommon Stock Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. FMICommon Stock Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.


   You also may learn more about FMICommon Stock Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of FMICommon Stock Fund during its last fiscal year.


   The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-800-811-5311, or by visiting the Fund's website (http://www.fmifunds.com).


   Prospective investors and shareholders who have questions about FMI Common Stock Fund may also call the following number or write to the following address.

   FMI Common Stock Fund
   100 East Wisconsin Avenue, Suite 2200
   Milwaukee, Wisconsin 53202
   1-800-811-5311
   www.fmifunds.com

   The general public can review and copy information about FMI Common Stock Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about FMICommon Stock Fund are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

   Public Reference Section
   Securities and Exchange Commission
   Washington, D.C. 20549-0102

   Please refer to FMI Common Stock Fund's Investment Company Act File
No. 811-03235 when seeking information about the Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             January 31, 2006
-----------------------------------




                           FMI COMMON STOCK FUND, INC.
                      100 East Wisconsin Avenue, Suite 2200
                           Milwaukee, Wisconsin 53202



                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of FMI Common Stock Fund, Inc. dated January 31, 2006. Requests for copies of the prospectus should be made by writing to FMI Common Stock Fund, Inc., 100 East Wisconsin Avenue, Suite 2200 Milwaukee, Wisconsin 53202, Attention: Corporate Secretary or by calling
(414) 226-4555.

                  The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2005, of FMI Common Stock Fund, Inc. (File No. 811-03235) as filed with the Securities and Exchange Commission on Form N-CSR on November 23, 2005:


                   Report of Independent Registered Public Accounting Firm Statement of Net Assets
                   Statement of Operations
                   Statements of Changes in Net Assets
                   Financial Highlights
                   Notes to Financial Statements

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-811-5311.

                           FMI COMMON STOCK FUND, INC.

                                Table of Contents

                                                                        Page No.

FUND HISTORY AND CLASSIFICATION...............................................1

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT CONSIDERATIONS.....................................................2

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................5

DIRECTORS AND OFFICERS OF THE FUND............................................6

DOLLAR RANGE OF FUND SHARES..................................................11

PRINCIPAL SHAREHOLDERS.......................................................11

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR.....................11

DETERMINATION OF NET ASSET VALUE.............................................15

DISTRIBUTION OF SHARES.......................................................16

RETIREMENT PLANS.............................................................16

AUTOMATIC INVESTMENT PLAN....................................................19

REDEMPTION OF SHARES.........................................................19

EXCHANGE PRIVILEGE...........................................................19

SYSTEMATIC WITHDRAWAL PLAN...................................................20

ALLOCATION OF PORTFOLIO BROKERAGE............................................21

CUSTODIAN....................................................................21

TAXES........................................................................22

SHAREHOLDER MEETINGS.........................................................23

CAPITAL STRUCTURE............................................................24

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................24

DESCRIPTION OF SECURITIES RATINGS............................................24




                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2006 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Common Stock Fund, Inc.


                  This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

                  FMI Common Stock Fund, Inc. (the "Fund"), a Wisconsin corporation incorporated on July 29, 1981, is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "Act"). Prior to December 15, 2001 the Fund was known as "Fiduciary Capital Growth Fund, Inc."

                             INVESTMENT RESTRICTIONS

                  The Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

                  1.  The  Fund  will  not   purchase   securities   on  margin,
participate in a joint-trading account, sell securities short, or write or invest in put or call options. The Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund's net assets. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

                  2. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its assets) for emergency or extraordinary purposes, and will not pledge any of its assets except to secure borrowings and only to an extent not greater than 10% of the value of the Fund's net assets.

                  3. The Fund will not lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid or not readily marketable securities will not exceed 10% of the Fund's total assets) and will not lend its portfolio securities.

                  4. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund's assets, taken at current value, would be invested in securities of registered closed-end investment companies.

                  5. The Fund will not make investments for the purpose of exercising control or management of any company.

                  6. The Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund's total assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations.

                  7. The Fund will not concentrate 25% or more of the value of its assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.

                  8. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser.

                  9. The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Fund, or directors, officers or other affiliated persons of its investment adviser beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

                  10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

                  11. The Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

                  12. The Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

                  13. The Fund will not purchase or sell commodities or commodities contracts or engage in arbitrage transactions.

                  The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made, except for those percentage restrictions relating to bank borrowings. If these restrictions (except for those percentage restrictions relating to bank borrowings) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred.

                  In accordance with the requirements of Rule 35d-1 under the Act, it is a non-fundamental policy of the Fund to normally invest at least 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. If the Fund's Board of Directors determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold face type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

                            INVESTMENT CONSIDERATIONS


                  The Fund invests mainly in common stocks of small- to mid-capitalization companies traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association. However when the Fund's investment adviser, Fiduciary Management, Inc. (the "Adviser"), believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Fund may invest in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants. The Fund's prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks. The percentage limitations set forth in this section on investment considerations are not fundamental policies and may be changed without shareholder approval.

Investment Grade Investments

                   The Fund may invest in investments in publicly distributed debt securities and nonconvertible preferred stocks which offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. The Fund will limit its investments in publicly distributed debt securities to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). A description of the foregoing ratings is set forth in "Description of Securities Ratings."


                  The principal risks associated with investments in debt securities are interest rate risk and credit risk. Interest rate risk reflects the principle that, in general, the value of debt securities rises when interest rates fall and falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. Credit risk is the risk that the issuers of debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security leading to greater volatility in the price of the security.


Preferred Stocks

                  The Fund may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors.
Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants

                  The Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security's market price.

Foreign Securities

                  The Fund may invest in securities of foreign issuers traded on a foreign securities exchange or in American Depository Receipts of such issuers, but will limit its investments in such securities to 20% of its net assets. The Fund may invest in foreign securities traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association, and such investments are not subject to the 20% limitation. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund's income without providing a tax credit for the Fund's shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Fund's investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations.

                  American Depositary Receipts ("ADRs") are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Money Market Instruments

                  The Fund may invest in cash and money market securities. The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Fund invests include conservative fixed-income securities, such as United States Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100 million at the time of purchase), commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investor Service, Inc., commercial paper master notes, and repurchase agreements. These money market instruments are the types of investments the Fund may make while assuming a temporary defensive position.

                  The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (NRSRO). Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding. The principal investment risk associated with the Fund's investments in commercial paper and commercial paper master notes is credit risk.

                  The Fund may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited. The principal investment risk associated with the Fund's investments in repurchase agreements is credit risk. There is also the risk of lost opportunity if the market price of the repurchased security exceeds the repurchase price.

Portfolio Turnover


                  The Fund does not trade actively for short-term profits. However, if the objectives of the Fund would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


                  The Fund maintains written policies and procedures (as described below) regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Fund's Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Fund's portfolio holdings disclosure procedures. The Board of Directors or the Fund's Chief Compliance Officer may authorize the disclosure of the Fund's portfolio holdings prior to the public disclosure of such information.

                  The Fund may not receive any compensation for providing its portfolio holdings information to any category of persons. The Fund generally does not provide its portfolio holdings to rating and ranking organizations until the portfolio holdings have been disclosed on the Fund's website (as described below). The Fund may not pay any of these rating and ranking organizations. The disclosure of the Fund's portfolio holdings to Fund service providers is discussed below.

Disclosure to Fund Service Providers

                  The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund's portfolio holdings from time to time, on an ongoing basis. As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information, but only on an as needed basis in connection with their services to the Fund. In each case, the Fund's Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third party service providers are the Fund's administrator, Fiduciary Management, Inc., the Fund's legal counsel, Foley & Lardner LLP, the Fund's independent registered public accountants, PricewaterhouseCoopers LLP, the Fund's transfer agent U.S. Bancorp Fund Services, LLC, and the Fund's custodian. U.S. Bank, N.A. The Fund may also provide non-public portfolio holdings information to the Fund's financial printer in connection with the preparation, distribution and filing of the Fund's financial reports and public filings.


Website Disclosure


                  The complete portfolio holdings for the Fund are publicly available on its website (www.fmifunds.com) approximately 10 business days after the end of each quarter. In addition, top ten holdings information for the Fund is publicly available on the Fund's website (www.fmifunds.com) approximately 10 to 45 business days after the end of each quarter.


                       DIRECTORS AND OFFICERS OF THE FUND

                  As a Wisconsin corporation, the business and affairs of the Fund are managed by its officers under the direction of its Board of Directors. Certain important information with respect to each of the directors and officers of the Fund are as follows:


Interested Directors




                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                 During Past Five Years        Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------

Patrick J. English, age  45(1)      Director since 1996              Mr. English is President      FMI Funds, Inc.
100 East Wisconsin Avenue           (Indefinite term); Vice          of Fiduciary Management,
Suite 2200                          President since 1996 (One        Inc. and has been
Milwaukee, WI  53202                year term); 4 Portfolios         employed by the Adviser
Director and Vice President                                          in various capacities
                                                                     since December, 1986.


Interested Directors




                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                 During Past Five Years        Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------


Ted D. Kellner, age 59(1)           Director since 1981              Mr. Kellner is Chairman       Marshall & Ilsley
100 East Wisconsin Avenue           (Indefinite term);               of the Board and Chief        Corporation and
Suite 2200                          President and Treasurer          Executive Officer of          FMI Funds, Inc.
Milwaukee, WI  53202                since 1981 (One year term        Fiduciary Management,
Director, President and             for each office); 4              Inc. which he co-founded
Treasurer                           Portfolios                       in 1980.

Donald S. Wilson, age 62(1)         Director since 1981              Mr. Wilson is Vice            FMI Mutual Funds,
100 East Wisconsin Avenue           (Indefinite term); Vice          Chairman, Treasurer, and      Inc.
Suite 2200                          President and Secretary          Chief Compliance
Milwaukee, WI  53202                since 1981 (One year term        Officer  of Fiduciary
Director, Vice President and        for each office); 4              Management, Inc. which
Secretary                           Portfolios                       he co-founded in 1980.



--------------------

(1) Messrs. English, Kellner and Wilson are directors who are "interested persons" of the Fund as that term is defined in the Act because they are officers of the Fund and the Adviser.

Non-Interested Directors of the Fund:




                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                 During Past Five Years        Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------

Barry K. Allen, age 57              Director since 1996              Mr. Allen is Executive        Harley-Davidson,
1801 California Street              (Indefinite term); 4             Vice President of Qwest       Inc., FMI Funds,
Denver, CO  80202                   Portfolios                       Communications                Inc. and FMI
Director                                                             International, Inc.           Mutual Funds, Inc.
                                                                     (Denver, CO) a global
                                                                     communications company,
                                                                     since September 2002. From
                                                                     July 2000 to September
                                                                     2002, Mr. Allen was
                                                                     President of Allen
                                                                     Enterprises, LLC
                                                                     (Brookfield, WI) a
                                                                     private equity investments
                                                                     management company he
                                                                     founded after retiring
                                                                     from Ameritech
                                                                     (Chicago, IL) in July
                                                                     2000.

Non-Interested Directors of the Fund:





                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                 During Past Five Years        Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------

George D. Dalton, age 77            Director since 1998              Mr. Dalton is Chairman        Clark Consulting,
20825 Swenson Drive                 (Indefinite term); 4             and Chief Executive           Inc., FMI Funds,
Waukesha, WI  53186                 Portfolios                       Officer of NOVO1 (f/k/a       Inc. and FMI
Director                                                             Call_Solutions.com,           Mutual Funds, Inc.
                                                                     Inc.) (Waukesha, WI), a
                                                                     privately held company
                                                                     specializing in
                                                                     teleservices call
                                                                     centers since January
                                                                     2000.

Gordon H. Gunnlaugsson, age 61      Director since 2001              Mr. Gunnlaugsson retired      Renaissance
c/o Fiduciary Management,           (Indefinite term); 4             from M&I Corporation          Learning Systems,
   Inc.                             Portfolios                       (Milwaukee, WI). He was       Inc., FMI Funds,
100 East Wisconsin Avenue                                            employed by M&I               Inc. and FMI
Suite 2200                                                           Corporation from June 1,      Mutual Funds, Inc.
Milwaukee, WI  53202                                                 1970 to December 31,
Director                                                             2000 where he most
                                                                     recently held the
                                                                     positions of Executive
                                                                     Vice-President and Chief
                                                                     Financial Officer.

Paul S. Shain, age 43               Director since 2001              Mr. Shain is Chief            FMI Funds, Inc.
5520 Research Park Drive            (Indefinite term); 4             Executive Officer of          and FMI Mutual
Madison, WI  53711                  Portfolios                       Berbee Information            Funds, Inc.
Director                                                             Networks (Madison, WI),
                                                                     a leading provider of
                                                                     e-business development,
                                                                     infrastructure
                                                                     integration and
                                                                     application hosting
                                                                     services and has been
                                                                     employed by such firm
                                                                     in various capacities,
                                                                     since January 2000.



Other Officers




    Name, Address, Age and           Term of Office and Length        Principal Occupation(s)        Directorships
          Position(s)                     of Time Served                During Past 5 Years         Held by Officer
--------------------------------    ----------------------------     --------------------------    -------------------

Kathleen M. Lauters, age 53         Chief Compliance Officer         Ms. Lauters  is the           None
100 East Wisconsin Avenue,          since September 2004 (at         Fund's Chief Compliance
Suite 2200                          Discretion of Board              Officer since September,
Milwaukee, WI 53202                                                  2004. From June 1995 to
Chief Compliance Officer                                             September 2004 Ms.
                                                                     Lauters was employed by
                                                                     Strong Capital
                                                                     Management (Menomonee
                                                                     Falls, WI), most
                                                                     recently as Senior
                                                                     Compliance Analyst.

Other Officers




    Name, Address, Age and           Term of Office and Length        Principal Occupation(s)        Directorships
          Position(s)                     of Time Served                During Past 5 Years         Held by Officer
--------------------------------    ----------------------------     --------------------------    -------------------

Camille F. Wildes, age 53           Vice President and               Ms. Wildes is a Vice          None
100 East Wisconsin Avenue           Assistant Treasurer since        President of Fiduciary
Suite 2200                          1999 (One year term for          Management, Inc. and has
Milwaukee, WI  53202                each office)                     been employed by the
Vice President and Assistant                                         Adviser  in various
Treasurer                                                            capacities since
                                                                     December, 1982.







Committees

                  The Fund's Board of Directors has created an audit committee whose members consist of Messrs. Allen, Dalton, Gunnlaugsson and Shain, all of whom are non-interested directors. The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund's internal controls and to review certain other matters relating to the Fund's auditors and financial records. The Fund's Board of Directors has no other committees. The Fund's Board of Directors met four times during the fiscal year ended September 30, 2005, and all of the directors attended each of those meetings. The audit committee met once during the fiscal year ended September 30, 2005, and all of the members attended that meeting.

                  During the fiscal year ended September 30, 2005 the Fund paid a total of $10,219 in fees to directors who were not officers of the Fund. The Fund's standard method of compensating directors will be to pay each director who is not an officer of the Fund a fee of $1,000 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $500.


                               COMPENSATION TABLE




                                                            Pension or                           Total Compensation
                                       Aggregate       Retirement Benefits   Estimated Annual    from Fund and Fund
                                      Compensation      Accrued as Part of     Benefits Upon      Complex Paid to
         Name of Person                from Fund          Fund Expenses         Retirement          Director(1)
         --------------                ---------         --------------      ----------------       --------

Interested Directors
Patrick J. English                           0                   0                    0                    0
Ted D. Kellner                               0                   0                    0                    0
Donald S. Wilson                             0                   0                    0                    0
Non-Interested Directors
Barry K. Allen                          $2,250                  $0                   $0              $13,500
George D. Dalton                        $2,250                   0                    0              $13,500
Gordon H. Gunnlaugsson                  $2,250                   0                    0              $13,500
Paul S. Shain                           $2,250                   0                    0              $13,500



---------------


(1) FMI Funds, Inc., FMI Mutual Funds, Inc. and the Fund were the only investment companies in the Fund Complex during the fiscal year ended September 30, 2005.

Code of Ethics



                  The Fund and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.


Proxy Voting Policies


                  The Fund votes proxies in accordance with the Adviser's proxy voting policy. In general the Adviser votes proxies in a manner that it believes best protects the interests of the holders of common stock of the issuer. The Adviser generally votes in favor of the re-election of directors and the appointment of auditors. The Adviser generally votes against poison pills, green mail, super majority voting provisions, golden parachute arrangements, staggered board arrangements and the creation of classes of stock with superior voting rights. The Adviser generally votes in favor of maintaining preemptive rights for shareholders and cumulative voting rights. Whether or not the Adviser votes in favor of or against a proposal to a merger, acquisition or spin-off depends on its evaluation of the impact of the transaction on the common stockholder over a two to three year time horizon. The Adviser generally votes in favor of transactions paying what it believes to be a fair price in cash or liquid securities and against transactions which do not. The Adviser generally votes against traditional stock option plans unless the absolute amount is low and the options are earmarked to lower level employees. The Adviser generally votes in favor of compensation plans that encourage outright ownership of stock provided that they are based on tangible operating performance metrics and management is not excessively compensated. The Adviser generally supports management with respect to social issues (i.e. issues relating to the environment, labor, etc.)


                  In the event that a vote presents a conflict of interest between the interests of the Fund and the Adviser, the Adviser will vote with management on those issues for which brokerage firms are allowed to vote without customer approval under the rules of the New York Stock Exchange. On other issues, the Adviser will disclose the conflict to the Board of Directors and vote as the Board of Directors directs. If the Adviser receives no direction from the Board of Directors, the Adviser will abstain from voting.


                  Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund's website at http://www.fmifunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

                           DOLLAR RANGE OF FUND SHARES


                  The following table describes the dollar range of equity securities of the Fund beneficially owned by each director as of December 31, 2005, which is also the valuation date:




                                                                      Aggregate Dollar Range of Equity Securities in
                                      Dollar Range of Equity            All Funds Overseen by Director in Family of
      Name of Director                Securities in the Fund                      Investment Companies(1)
------------------------------     ------------------------------     ------------------------------------------------

Interested Directors
Patrick J. English                         Over $100,000                               Over $100,000
Ted D. Kellner                             Over $100,000                               Over $100,000
Donald S. Wilson                         $10,001 - $50,000                             Over $100,000
Non-Interested Directors
Barry K. Allen                             Over $100,000                               Over $100,000
George D. Dalton                           Over $100,000                               Over $100,000
Gordon H. Gunnlaugsson                     Over $100,000                               Over $100,000
Paul S. Shain                            $10,001 - $50,000                             Over $100,000

---------------


(1) The funds that comprise the "Family of Investment Companies" are the Fund, FMI Focus Fund, FMI Large Cap Fund, and FMI Provident Trust Strategy Fund.


                             PRINCIPAL SHAREHOLDERS


                  Set forth below are the names and addresses of all holders of the Fund's Common Stock who as of December 31, 2005 beneficially owned more than 5% of the then outstanding shares of the Fund's Common Stock as well as the number of shares of the Fund's Common Stock beneficially owned by all officers and directors of the Fund as a group, indicating in each case whether the person has sole or shared power to vote or dispose of such shares.





               Name and Address                                    Amount and Nature of                Percent
               of Beneficial Owner                                 Beneficial Ownership                Of Class
               -------------------                                 --------------------                --------
                                                 Sole Power        Shared Power         Aggregate
                                                 ----------        ------------         ---------

Charles Schwab & Co., Inc. (1)                       --              8,513,326          8,513,326        46.55%
101 Montgomery Street
San Francisco, CA  94104

Officers & Directors                                 --                 --              735,663(2)        4.02%
as a group (9 persons)



---------------


(1)  The shares owned by Charles Schwab & Co., Inc. were owned of record only.

(2) Includes 478,661 shares owned by the Adviser and retirement plans of the Adviser.

            INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR


                  The investment adviser and administrator to the Fund is Fiduciary Management, Inc. (the "Adviser").


Investment Adviser

                  The Adviser is a Wisconsin corporation and a registered investment adviser. The Adviser is controlled by Ted D. Kellner. The Adviser's executive officers include Mr. Ted D. Kellner,

Chairman of the Board and Chief Executive Officer; Mr. Donald S. Wilson, Vice Chairman, Treasurer and Chief Compliance Officer; Mr. Patrick J. English, President; Ms. Camille F. Wildes, Vice President; Mr. John S. Brandser, Senior Vice President and Secretary; Ms. Jody Reckard, Vice President; Mr. Bladen Burns, Vice President; Mr. Cyril Arsac, Vice President; and Mr. Michael Stanley, Vice President. The directors of the Adviser are Messrs. Kellner and Wilson.

                  Pursuant to an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser supervises and manages the investment portfolio of the Fund and subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space, and all necessary office facilities, equipment and executive personnel for managing the Fund's investments, and bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or role of securities. For the foregoing, the Adviser receives an annual fee of 1% of the average daily net assets of the Fund. Prior to February 1, 2003, the Adviser received an annual fee of 1% on the first $30,000,000 of the average daily net assets of the Fund and an annual fee of 0.75% on the average daily net assets of the Fund in excess of $30,000,000. During the fiscal years ended September 30, 2005, 2004, and 2003, the Fund paid the Adviser fees of $4,293,914, $3,552,567, and $1,344,223 , respectively.


                  The Fund pays all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement or the Administration Agreement described below including, but not limited to, the professional costs of preparing and the costs of printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, and brokerage commissions and expenses in connection with portfolio transactions. The Fund also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.


                  The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed 1.3% of the daily net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Prior to February 1, 2003, the Adviser had undertaken to reimburse the Fund to the extent that the aggregate annual operating expense, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceeded 2% of the daily net assets of the Fund for such year, as determined by valuations made as of the close of business each day of the year. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. No expense reimbursement was required during the fiscal years ended September 30, 2005, 2004, and 2003 .

                  The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage." None of the non-interested directors, nor any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

  Portfolio Managers

                  Ted D. Kellner and Patrick J. English are the Fund's portfolio managers and are primarily responsible for the day-to-day management of the Fund's portfolio. These portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts and assets shown is as of December 31, 2005.






                              Number of Other Accounts Managed and Total             Number of Accounts and Total Assets for Which
                                         Assets by Account Type                             Advisory Fee is Performance-Based
                                         ----------------------                             ---------------------------------
                              Registered       Other Pooled                       Registered      Other Pooled
                              Investment       Investment       Other             Investment      Investment          Other
                              Companies        Vehicles         Accounts          Companies       Vehicles            Accounts
                              ---------        --------         --------          ---------       --------            --------
Name of Portfolio Manager
-------------------------

Ted D. Kellner                       1               --               347               --                --                --

                                $96,230,251          $--         $1,646,932,706        $--               $--                $--
Patrick J. English                   1               --               347               --                --                --

                                $96,230,251          $--         $1,646,932,706        $--               $--                $--






                  The portfolio managers of the Fund are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

                  The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2005.


                                                                                          Method Used to Determine Compensation
                                                                                      (Including Any Differences in Method Between
Name of Portfolio Manager          Form of Compensation     Source of Compensation                    Account Types)
-------------------------          --------------------     ----------------------                    --------------

Ted D. Kellner                         Salary/Bonus                 Adviser           Mr. Kellner's salary and bonus are based upon
                                                                                      the revenues of Fiduciary Management, Inc.
                                                                                      The type of account and source of the
                                                                                      revenues have no bearing upon the salary and
                                                                                      bonus except insofar as they affect the
                                                                                      revenues of the company.

Patrick J. English                     Salary/Bonus                 Adviser           Mr. English's salary and bonus are based upon
                                                                                      the management fees of Fiduciary Management,
                                                                                      Inc.  The type of account has no bearing upon
                                                                                      the salary and bonus except insofar as they
                                                                                      affect the management fees of the company.





                  The dollar range of shares of the Fund beneficially owned by Mr. Kellner is over $1,000,000 and the dollar range of shares of the Fund beneficially owned by Mr. English is $500,001 - $1,000,000.

Administrator

                  The Adviser is also the administrator to the Fund. Pursuant to an administration agreement (the "Administration Agreement") between the Fund and the Adviser, the Adviser supervises all aspects of the Fund's operations except those performed by it as investment adviser. In connection with such supervision the Adviser prepares and maintains the books, accounts and other documents required by the Act, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. For the foregoing, the Adviser receives an annual fee of 0.1% on the first $30,000,000 of the average daily net assets of the Fund and an annual fee of 0.05% on the average daily net assets of the Fund in excess of $30,000,000. During the fiscal years ended September 30, 2005, 2004, and 2003 the Fund paid the Adviser fees of $229,695, $192,629, and $85,389 respectively, pursuant to the Administration Agreement. In addition, the Administrator also charges varying fees for Blue Sky filing services.


                  The Advisory Agreement and the Administration Agreement will remain in effect as long as their continuance is specifically approved at least annually, by (i) the Board of Directors of the Fund, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or the Administration Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

Term of Agreements and Liability

                  Both the Advisory Agreement and the Administration Agreement provide that they may be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's shareholders, by providing 60 days prior written notice to the Adviser, and by the Adviser on the same notice to the Fund and that they shall be automatically terminated if they are assigned.


                  The Advisory Agreement and the Administration Agreement provide that the Adviser shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement and the Administration Agreement also provide that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                        DETERMINATION OF NET ASSET VALUE


                  The net asset value of the Fund normally will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The Fund's net asset value per share is determined by dividing the total value of its investments and other assets, less any liabilities, by the number of its outstanding shares.


                  In determining the net asset value of the Fund's shares, securities that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively "Nasdaq traded securities") are valued at the Nasdaq Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the most recent bid price. Other securities, including debt securities, will be valued at the most recent bid price, if market quotations are readily available.


                  Any securities for which there are no readily available market quotations will be valued at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.

                             DISTRIBUTION OF SHARES

                  The Fund is a no-load fund and as such offers its shares directly to the public. Additionally the Fund may enter into agreements with broker-dealers, financial institutions or other service providers that may include the Fund as an investment alternative in the programs they offer or administer.

                                RETIREMENT PLANS

                  The Fund offers the following retirement plans that may be funded with purchases of shares of the Fund and may allow investors to reduce their income taxes:

Individual Retirement Accounts and Coverdell Education Savings Accounts


                  Individual shareholders may establish their own Individual Retirement Account ("IRA"). The Fund currently offers a Traditional IRA, a Roth IRA and a Coverdell Education Savings Account, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.


                  Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

                  Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.


                  For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of the "annual limit" or 100% of the shareholder's compensation (earned income). The "annual limit" is $4,000 through 2007 and $5,000 beginning in 2008. After 2008, the "annual limit" will be adjusted to reflect cost of living increases. Shareholders who are age 50 or older may make an additional "catch-up" contribution per year of $1,000 beginning in 2006. In no event, however, may the total contributions to a Traditional or Roth IRA exceed 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.


                  Coverdell Education Savings Account. In a Coverdell Education Savings Account, contributions are made to an account maintained on behalf of a beneficiary under age 18 or a "special needs" beneficiary regardless of age. The maximum annual contribution is $2,000 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes (including certain elementary and secondary school expenses), neither the contributor nor the beneficiary of the Coverdell Education Savings Account are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from a Coverdell Education Savings Account that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to a Coverdell Education Savings Account.

                  Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan


                  A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions, not exceeding annually for any one participant, 25% of compensation. The referenced compensation limits are adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.


SIMPLE IRA


                  An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $10,000 per year to the SIMPLE IRA. For years after 2005, the annual dollar limit will be adjusted periodically for cost of living increases. A shareholder who is age 50 or older and who has contributed the maximum amount otherwise permitted under the SIMPLE PLAN may generally contribute an additional "catch-up" contribution for the year of up to $2,500 in 2006. After 2006, the annual amount of the "catch-up" contribution that may be made will be adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.


403(b)(7) Custodial Account

                  A  403(b)(7)   Custodial  Account  is  available  for  use  in
conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended (the "Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of the Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

Defined Contribution Retirement Plan (401(k))


                  A prototype defined contribution plan is available for employers who wish to purchase shares of the Fund with tax deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The annual limit on employee salary reduction contributions is $15,000 for 2006. After 2006, the annual limit will be adjusted for cost of living increases although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. Employees who are age 50 or older and who have contributed the maximum otherwise permitted under the plan may generally make a "catch-up" contribution for the year of up to $5,000 in 2006. After 2006, the amount of the "catch-up" contribution that may be made for a year will be adjusted periodically for cost of living increases. The maximum annual contribution that may be allocated to the account of any participant will be generally the lesser of $44,000 or 100% of compensation (earned income). Compensation in excess of $220,000 in 2006 and in subsequent years as periodically indexed for cost-of-living increases is disregarded for this purpose. The maximum amount that is deductible by the employer to either type of plan is generally limited to 25% of the participating employee's compensation.


Retirement Plan Fees

                  U.S. Bank, N.A., Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. U.S. Bank, N.A. invests all cash contributions, dividends and capital gains distributions in shares of the Fund. For such services, the following fees are charged against the accounts of participants; $15 annual maintenance fee per participant account ($30 maximum per taxpayer identification number); $25 for transferring to a successor trustee or custodian; $25 for distribution(s) to a participant; and $25 for refunding any contribution in excess of the deductible limit. The fee schedule of U.S. Bank, N.A. may be changed upon written notice.

                  Requests for information and forms concerning the retirement plans should be directed to the Fund. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.

                            AUTOMATIC INVESTMENT PLAN

                  Shareholders wishing to invest fixed dollar amounts in the Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Fund's Automatic Investment Plan. If such day is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application. Additional application forms may be obtained by calling the Fund's office at (414)
226-4555. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

                  Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date. The transfer agent is unable to debit mutual fund or "pass through" accounts. The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

                              REDEMPTION OF SHARES

                  The right to redeem shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.


                               EXCHANGE PRIVILEGE

                  Investors may exchange shares of the Fund for shares of the FMI Focus Fund, the FMI Large Cap Fund, the FMI Provident Trust Strategy Fund and the First American Prime Obligations Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Fund at net asset value. Investors who are interested in exercising the exchange privilege should first contact the Fund to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Fund or the Adviser of, an investment in the FMI Focus Fund, the FMI Large Cap Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund, as applicable.

                  The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Fund or (ii) the proceeds from redemption of the shares of the FMI Focus Fund, the FMI Large Cap Fund, the FMI Provident Trust Strategy Fund and the First American Prime Obligations Fund, as applicable, are not immediately reinvested in shares of the Fund or the FMI Focus Fund, the FMI Large Cap Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund through a subsequent exercise of the exchange privilege. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Fund upon at least 60 days prior notice to investors.

                  For federal income tax purposes, a redemption of shares of the Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.


                           SYSTEMATIC WITHDRAWAL PLAN

                  The Fund has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals. To participate in the Systematic Withdrawal Plan, a shareholder deposits his or her Fund shares with the Fund and appoints it as his agent to effect redemptions of shares held in his or her account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him or her out of the account. To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form. The Systematic Withdrawal Plan does not apply to shares of the Fund held in Individual Retirement Accounts or retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application. Additional application forms may be obtained by calling the Fund at
(414) 226-4555.


                  The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of Fund shares in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. When participating in the Systematic Withdrawal Plan, shareholders should elect to have all income dividends and capital gains distributions payable by the Fund on shares held in such account reinvested into additional Fund shares at net asset value. This election can be made at the time of application or can be changed at any time. The shareholder may deposit additional shares in his or her account at any time.


                  Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.


                  Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any other changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date. The Fund is unable to debit mutual fund or "pass through" accounts. The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC, the Fund's transfer agent.

                        ALLOCATION OF PORTFOLIO BROKERAGE

                  Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price (i.e., the price after giving effect to commissions, if any). Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.


                  In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion. Brokerage commissions paid by the Fund during the fiscal years ended September 30, 2005, 2004, and 2003 totaled $433,471 on total transactions of $275,809,991; $691,466 on total transactions of $358,500,024; and $405,383 on total transactions of $178,143,174, respectively. Of the brokerage commissions paid by the Fund in the fiscal year ended September 30, 2005, all of brokerage commissions were paid to brokers who provided research services to the Adviser other than brokerage commissions of $48,934 on transactions having a total value of $57,292,454.


                                    CUSTODIAN

                  U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian for the Fund. As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. U.S. Bank, N.A.

does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A., acts as the Fund's transfer agent and dividend disbursing agent. Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

                                      TAXES


                  The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code.


                  The Fund has so qualified in each of its fiscal years. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

                  The Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year. Dividends from net investment income, including short-term capital gains, are taxable to investors as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Distributions from the Fund are taxable to investors, whether received in cash or in additional shares of the Fund. A portion of the Fund's income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

                  From time to time the Fund may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the Fund's dividends paid deduction.

                  Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.


                   Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending on the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.


                  The Fund may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              SHAREHOLDER MEETINGS

                  The Wisconsin Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Fund has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the
Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.

                  The Fund's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange
Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

                  The Fund's authorized capital consists of an indefinite number of shares of Common Stock. Shareholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Fund's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.


                  The shares are redeemable and are freely transferable. All shares issued and sold by the Fund will be fully paid and nonassessable except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law. Fractional shares of Common Stock entitle the holder to the same rights as whole shares of Common Stock.


                  The Fund will not issue certificates evidencing shares of Common Stock purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of Common Stock. Any shareholder may deliver certificates to U.S. Bancorp Fund Services, LLC and direct that his account be credited with the shares. A shareholder may direct U.S. Bancorp Fund Services, LLC at any time to issue a certificate for his shares of Common Stock without charge.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202 currently serves as the independent registered public accounting firm for the Fund. PricewaterhouseCoopers LLP has served as the Fund's independent registered public accounting firm since the fiscal year ended September 30, 1989. As such, PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Fund.

                        DESCRIPTION OF SECURITIES RATINGS

                  The Fund may invest in publicly distributed debt securities assigned one of the three highest ratings of either Standard & Poor's
Corporation   ("Standard  &  Poor's")  or  Moody's

Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.

                  Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

                  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

                  I. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                  II. Nature of and provisions of the obligation; and

                  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

                  AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

                  Moody's Bond Ratings. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.



                  The Fund may also invest in commercial paper and commercial paper master notes assigned ratings of A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's. A brief description of the ratings symbols and their meanings follows.

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

                  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2.   Capacity  for  timely   payment  on  issues  with  this
designation is satisfactory. However the relative degree of safety is not as high as for issuers designated 'A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

                  Moody's Investors Service, Inc. Commercial Paper. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                                     PART C

                                OTHER INFORMATION



Item 23.          Exhibits


          (a)(i)    Registrant's Articles of Incorporation, as amended. (2)


          (a)(ii)   Articles of Amendment. (3)


          (b)       Registrant's By-Laws, as amended. (1)

          (c)       None.


          (d)       Investment Advisory Agreement. (4)


          (e)       None.

          (f)       None.


          (g)       Custody Agreement with U.S. Bank National Association. (5)


          (h)       Administration Agreement. (2)

          (i)       Opinion of Foley & Lardner LLP, counsel for Registrant.

          (j)       Consent of PricewaterhouseCoopers LLP.

          (k)       None.

          (l)       Subscription Agreement. (2)

          (m)       None.

          (n)       None.


          (p)(i)    Code of Ethics of Registrant.

          (p)(ii)   Code of Ethics of Fiduciary Management, Inc.


--------------------

(1) Previously filed as an exhibit to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post Effective Amendment No. 17 was filed on January 29, 1997 and its accession number is 0000897069-97-000029.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 18 was filed on January 28, 1998 and its accession number is 0000897069-98-000016.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 22 was filed on January 28, 2002 and its accession number is 0000897069-02-000040.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 23 was filed on January 30, 2003 and its accession number is 0000897069-03-000122.

(5) Previously filed as an exhibit to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 24 was filed on January 29, 2004 and its accession number is 0000897069-04-000204.

Item 24.      Persons Controlled by or under Common Control with Registrant


                  Registrant is not controlled by any person. Registrant neither controls any person nor is any person under common control with Registrant.


Item 25.      Indemnification


                  Pursuant to the authority of the Wisconsin Business Corporation Law, Registrant's Board of Directors has adopted the following By-Law which is in full force and effect and has not been modified or cancelled:

                                  Article VII

                                 INDEMNIFICATION

          7.01 Provision of Indemnification. The corporation shall indemnify all of its corporate representatives against expenses, including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Wisconsin Business Corporation Law.

          7.02 Determination of Right to Indemnification. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if a determination that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in Section 7.01. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding; or (ii) if the required quorum is not obtainable or if a quorum of disinterested directors so direct, by independent legal counsel in a written opinion. The
     termination  of  any  action,  suit  or  proceeding  by  judgment,   order,
     settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

          7.03 Allowance of Expenses. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Sections 180.0853 or 180.0856 of the Wisconsin Business Corporation Law upon receipt of an undertaking by or on behalf of the corporate representative, secured by a surety bond or other similar insurance paid for by such corporate representative, to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this by-law.

          7.04 Additional Rights to Indemnification. The indemnification provided by this by-law shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these by-laws, any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

          7.05 Insurance. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this by-law, provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith, or reckless disregard of the duties and obligations involved in the conduct of his or her office.

          7.06 Definitions. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was or is threatened to be made a party to a proceeding described herein.

                  In  reference  to Article  VII,  Section  7.01 of the By-laws,
Section 180.0851 of the Wisconsin Business Corporation Law provides for mandatory indemnification (a) if a corporate representative was successful on the merits or otherwise in the defense of a proceeding, and (b) if the corporate representative was not successful on the merits or otherwise but the liability incurred was not the result of a breach or failure to perform a duty which constituted any of the following: (1) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the corporate representative has a material conflict of interest; (2) a violation of criminal law, unless the corporate representative had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful; (3) a transaction from which the corporate representative derived an improper personal profit; or (4) willful misconduct.

                  Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.      Business and Other Connections of Investment Adviser


                  Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.


Item 27.      Principal Underwriters


                  Registrant has no principal underwriters.


Item 28.      Location of Accounts and Records

                  All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, Ted D. Kellner, at the corporate offices of the Registrant's administrator, 225 East Mason Street, Milwaukee, Wisconsin 53202.



Item 29.      Management Services


                  All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.


Item 30.      Undertakings


                  Registrant   undertakes   to  provide  its  Annual  Report  to
Shareholders upon request without charge to any recipient of a Prospectus.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on the 23 day of January, 2006.






                                          FMI COMMON STOCK FUND, INC.
                                          (Registrant)



                                          By:  /s/ Ted D. Kellner
                                              ---------------------------------
                                                Ted D. Kellner, President





                  Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.





         Name                                              Title                                       Date

/s/ Ted D. Kellner                                Principal Executive, Financial and            January 23, 2006
------------------------------------              Accounting Officer and Director
Ted D. Kellner

/s/ Barry K. Allen                                Director                                      January 23, 2006
------------------------------------
Barry K. Allen

/s/ George D. Dalton                              Director                                      January 23, 2006
------------------------------------
George D. Dalton

/s/ Patrick J. English                            Director                                      January 23, 2006
------------------------------------
Patrick J. English

/s/ Gordon H. Gunnlaugsson                        Director                                      January 23, 2006
------------------------------------
Gordon H. Gunnlaugsson

/s/ Paul S. Shain                                 Director                                      January 24, 2006
------------------------------------
Paul S. Shain

                                                  Director                                      January ___, 2006
------------------------------------
Donald S. Wilson

                                  EXHIBIT INDEX

      Exhibit No.                    Exhibit

         (a)(i)       Registrant's Articles of Incorporation, as amended.*

         (a)(ii)      Articles of Amendment. *

         (b)          Registrant's By-Laws, as amended.*

         (c)          None.

         (d)          Investment Advisory Agreement. *

         (e)          None.

         (f)          None.

         (g)          Custody Agreement with U.S. Bank National Association*

         (h)          Administration Agreement.*

         (i)          Opinion of Foley & Lardner LLP, counsel for Registrant.

         (j)          Consent of PricewaterhouseCoopers LLP.

         (k)          None.

         (l)          Subscription Agreement.*.

         (m)          None.

         (n)          None.


         (p)(i)       Code of Ethics of Registrant.

         (p)(ii)      Code of Ethics of Fiduciary Management, Inc.



-----------------
          *   Filed previously.